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                                                                   EXHIBIT 10.1a


                                 REVOLVING NOTE


$5,000,000.00                                                   October 25, 1996

       FOR VALUE RECEIVED, NDE ENVIRONMENTAL CORPORATION, a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, and TANKNOLOGY CANADA (1988) INC., a Canadian federal corporation, all of the foregoing having an address at 8900 Shoal Creek Bldg. 200, Austin, Texas 78757, and USTMAN INDUSTRIES, INC., a Delaware corporation, having an address at 12265 Bayaud Avenue, Lakewood, Colorado 80225 (collectively, "Borrower") unconditionally promise to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, (herein called "Bank"), at its offices at 910 Travis, Houston, Texas 77001, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, as shown in the records of the Bank, outstanding on such date.

       The undersigned also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement; provided, however, that in no event shall such interest exceed the Maximum Rate (as hereinafter defined).

       "Maximum Rate" means the Maximum Rate of non-usurious interest permitted from day to day by Applicable Law.

       "Applicable Law" means that law in effect from time to time and applicable to this Note which lawfully permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on this Note, including laws of the State of Texas and laws of the United States of America. It is intended that Article 1.04, Title 79, Revised Civil Statutes of Texas, 1927, as amended (Article 5069-1.04, as amended, Vernon's Texas Civil Statutes) shall be included in the laws of the State of Texas in determining Applicable Law; and for the purpose of applying said Article 1.04 to this Note, the interest ceiling applicable to this Note under




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said Article 1.04 shall be the indicated weekly rate ceiling from time to time in effect. The Borrower and the Bank hereby agree that Chapter 15 of Subtitle 3, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Loan Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

       In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

       This Note is the Revolving Note referred to in and is entitled to the benefits of a certain Loan Agreement, dated as of October 25, 1996 (as the same may be amended, modified, supplemented, extended, rearranged and/or restated from time to time, the "Loan Agreement"), entered into by and among NDE Environmental Corporation, et al., as Borrower, and Bank One, Texas, National Association and secured by the Collateral Documents (as such term




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                                                   Borrower's Officer's Initials
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is defined in the Loan Agreement).  Reference is hereby made to the Loan
Agreement for a statement of the prepayment rights and penalties and obligations of the Borrower, a description of the properties and assets mortgaged, encumbered and assigned, the nature and extent of the security and the rights of the parties to the Collateral Documents in respect of such security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Loan Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable in accordance with the Loan Agreement, and any indebtedness of the holder hereof to the Borrower may be appropriated and applied hereon.

       In addition to and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

       All parties hereto, whether as makers, endorsees, or otherwise, severally waive presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration and notice of dishonor.

       THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

              EXECUTED this 25th day of October, 1996.



NDE ENVIRONMENTAL CORPORATION              TANKNOLOGY/NDE CORPORATION

By:   /s/ JAY ALLEN CHAFFEE               By:   /s/ JAY ALLEN CHAFFEE
   ------------------------------             ----------------------------------
   Jay Allen Chaffee                          Jay Allen Chaffee
   Chairman of the Board                      Chairman of the Board




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                                                   Borrower's Officer's Initials
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                                           USTMAN INDUSTRIES, INC.


                                           By:  /s/ JAY ALLEN CHAFFEE
                                              ----------------------------------
                                              Jay Allen Chaffee
                                              Chairman of the Board

                                           PROECO, INC.


                                           By:  /s/ JAY ALLEN CHAFFEE
                                              ----------------------------------
                                              Jay Allen Chaffee
                                              Chairman of the Board

                                           TANKNOLOGY CANADA (1988) INC.


                                           By:  /s/ JAY ALLEN CHAFFEE
                                              ----------------------------------
                                              Jay Allen Chaffee
                                              President




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                                                   Borrower's Officer's Initials
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